                                                                     EXHIBIT 4.1

                              CERTIFICATE OF STOCK

COMMON STOCK                                                      $.01 PAR VALUE

                          [PICTURE OF CORPORATE LOGO]

                    FIRST HORIZON PHARMACEUTICAL CORPORATION

NUMBER                                                                    SHARES
  FH
     INCORPORATED UNDER THE
     LAWS OF THE                                               CUSIP 29051K 10 6
     STATE OF DELAWARE                       SEE REVERSE FOR CERTAIN DEFINITIONS


     This Certifies that

     is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                    FIRST HORIZON PHARMACEUTICAL CORPORATION

[HORIZON
CORPORATE
SEAL] This certificate and the shares represented thereby are transferable only on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the corporation and facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
BY LASALLE BANK NATIONAL ASSOCIATION
TRANSFER AGENT AND REGISTRAR


DATED:                                       AUTHORIZED SIGNATURE


/s/ Gregory P. Hauck                         /s/ Brent Dixon
------------------------------------         ----------------------------------
SECRETARY                                    PRESIDENT
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                    FIRST HORIZON PHARMACEUTICAL CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


        TEN COM - as tenants in common               UNIF GIFT MIN ACT-       ............Custodian............
        TEN ENT - as tenants by the entireties                                (Cust)                    (Minor)
        JT TEN  - as joint tenants with right                                 under Uniform Gifts to Minors
                  of survivorship and not as                                  Act..............................
                  tenants in common                                                      (State)

         Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated: ____________________





                                       _________________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR WITHOUT ALTERNATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:


_____________________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.